SunCoke Energy, Inc. Q4 & FY 2022 Earnings and 2023 Guidance Conference Call

2 This presentation should be reviewed in conjunction with the Fourth Quarter and Full-Year 2022 earnings release of SunCoke Energy, Inc. (SunCoke) and conference call held on February 2, 2023 at 11:00 a.m. ET. This presentation contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements often may be identified by the use of such words as "believe," "expect," "plan," "project," "intend," "anticipate," "estimate," "predict," "potential," "continue," "may," "will," "should," or the negative of these terms, or similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Any statements made in this presentation that are not statements of historical fact, including statements about our full-year 2023 guidance, the timing of completing the foundry expansion project, the ability of our domestic coke plants to continue to operate at full capacity, and our anticipation to continue a quarterly dividend, are forward-looking statements and should be evaluated as such. Forward-looking statements represent only our beliefs regarding future events, many of which are inherently uncertain and involve significant known and unknown risks and uncertainties (many of which are beyond the control of SunCoke) that could cause our actual results and financial condition to differ materially from the anticipated results and financial condition indicated in such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in Item 1A (“Risk Factors”) of our Annual Report on Form 10-K for the most recently completed fiscal year, as well as those described from time to time in our other reports and filings with the Securities and Exchange Commission (SEC). In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For information concerning these factors and other important information regarding the matters discussed in this presentation, see SunCoke's Securities and Exchange Commission filings, copies of which are available free of charge on SunCoke's website at www.suncoke.com or on the SEC’s website at www.sec.gov. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Unpredictable or unknown factors not discussed in this presentation also could have material adverse effects on forward-looking statements. Forward-looking statements are not guarantees of future performance, but are based upon the current knowledge, beliefs and expectations of SunCoke management, and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the earnings release. SunCoke does not intend, and expressly disclaims any obligation, to update or alter its forward-looking statements (or associated cautionary language), whether as a result of new information, future events, or otherwise, after the date of the earnings release except as required by applicable law. Forward-Looking Statements ~ SunCoke Energy<

2022 Year In Review

3

Delivered record FY 2022 Adjusted EBITDA of $297.7M; achieved growth in foundry coke market; increased quarterly dividend; and significantly reduced debt

FY 2022 Objective		2022 Achievements	Commentary
Surpass FY 2022 Consolidated Adj. EBITDA[1] guidance high end of $285M **Generate $120M – $135M Free Cash Flow [2]**	✔	• Delivered FY 2022 consolidated Adj. EBITDA of $297.7M • Generated ~$133.4M of Free Cash Flow	• Highest Adjusted EBITDA in Company's history • Record financial performance driven by higher contribution margins on export coke sales and excellent Logistics segment performance
Build on the Commercial Success of Foundry/Export Business **Support Full Cokemaking Capacity Utilization**	✔	• Successfully sold all uncontracted tons into export and foundry coke markets • Initiated foundry coke expansion project to enable 100% foundry production at Jewell plant while maintaining flexibility to shift between blast and foundry coke production	• Took advantage of the strong coke export market in 2022 • Built on the success in foundry by increasing market participation • Plan to complete foundry coke expansion project and continue to grow market participation in 2023
Pursue Balanced Capital Allocation	✔	• Lowered gross debt by $83.2M; Gross leverage ratio at 1.83x (LTM basis) • Increased quarterly dividend from $0.06/share to $0.08/share • Entered into a non-binding letter of intent with US Steel to manufacture granulated pig iron (GPI)	• Continued focus on strengthening the balance sheet • Anticipate continuation of quarterly dividend • Continue to develop the GPI Project

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) See appendix for a definition and reconciliation of Free Cash Flow

SunCoke Energy

Q4 & FY 2022 Financial Performance

4

Q4 and FY 2022 Earnings Review



($/share)
Diluted EPS
-$0.01
$0.15
$0.14
Q4 '21 Q4 '22
+$0.67
$0.52
$1.19
FY '21 FY '22
($ in millions)
Adj. EBITDA(1)
-$4.0
$62.9
$58.9
Q4 '21 Q4 '22
+$22.3
$275.4
$297.7
FY '21 FY '22

($ in millions, except volumes)	Qtr4 2021	Qtr4 2022	FY 2021	FY 2022
Domestic Coke Sales Volumes	1,026	1,040	4,183	4,031
Logistics Volumes	4,589	5,525	19,933	22,291
Coke Adj. EBITDA (2)	$57.6	$49.6	$260.6	$277.9
Logistics Adj. EBITDA (incl. CMT)	$9.6	$11.7	$43.5	$49.7
Corporate and Other Adj EBITDA (3)	($4.3)	($2.4)	($28.7)	($29.9)
Adjusted EBITDA (Consolidated) (1)	$62.9	$58.9	$275.4	$297.7
Operating Cash Flow	$49.1	$88.3	$233.1	$208.9

Q4 '22 EPS of $0.14 per share, down $0.01 versus prior year quarter

- Lower export coke contribution margins partially offset by lower interest expense

FY '22 EPS of $1.19, up $0.67 per share from the prior year period

- Primarily driven by strong operating results, absence of debt refinancing expenses, and lower interest expense

Q4 '22 Consolidated Adj. EBITDA(1) of $58.9M, down $4.0M compared to Q4 '21

- Coke operations down $8.0M primarily driven by lower export coke contribution margins
- Logistics operations up by $2.1M driven by higher volumes
- Corporate and other costs lower by $1.9M mainly driven by lower legacy liability expense (non-cash)

FY '22 Consolidated Adj. EBITDA(1) of $297.7M, up $22.3M compared to FY '21

- Driven by higher contribution margins on export coke sales and higher volumes & pricing in Logistics segment

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke
(3) Corporate and Other Adj. EBITDA includes activity from our legacy coal mining business

SunCoke Energy

Adjusted EBITDA[1] – FY ‘21 to FY '22

5

FY '22 performance driven by higher contribution margins on export coke sales and higher volumes & pricing in Logistics

($ in millions)



$275.4
$17.3
$6.2
($1.2)
$297.7
Higher contribution margins from success in export coke sales
Higher throughput volumes and higher prices
Higher employee related expenses, partially offset by lower non-cash legacy liability
FY 2021 Adj. EBITDA(1)
Domestic & Brazil Coke
Logistics
Corporate and Other
FY 2022 Adj. EBITDA(1)

(1) See appendix for a definition and reconciliation of Adjusted EBITDA

SunCoke Energy®

6 $63.8 $90.0 $208.9 SXC DividendCash @ YE 2021 ($23.6) Net Cash Provided by Ops. Activities ($75.5) ($83.2) CapEx Debt Reduction ($0.4) Other Cash @ YE 2022 Revolver Availability: $315.0M (Consolidated) 12/31/2021 12/31/2022 Total Debt $627M $544M Gross Leverage (1) 2.28x 1.83x Net Leverage (1) 2.05x 1.52x FY 2022 Capital Deployment Strong cash flow generation deployed strategically towards operational capital needs, deleveraging, and increased dividends to shareholders ($ in millions) Increased dividend by 33% from 6 cents to 8 cents in Q3 (1) Gross leverage and Net leverage calculated using Last Twelve Month(LTM) Adjusted EBITDA ~-----------------------------------------------------------, I I I I I I I I I I I I I I I I I I I I '-------------------- I ~----------------------------------------------------------- -------r------- ~ SunCoke Energy"

2023 GUIDANCE

8Projected 2023 Adjusted EBITDA Guidance $297.7 Domestic CokeFY 2022 Adj. EBITDA (Consolidated) ($5) – ($6) ($22) – ($30) ($3) - $0 Brazil Coke Logistics ($6) – ($9) Corporate and Other $250 - $265 FY 2023 Adj. EBITDA Guidance (Consolidated) (1) See appendix for a definition and reconciliation of Adjusted EBITDA (1) ($ in millions) Expect 2023 consolidated Adjusted EBITDA (1) of $250M - $265M mainly driven by lower price realization on export coke sales Running at full capacity but expect lower price realization on export sales Lower due to expiration of technology fees per 2016 agreement (1) Normalized legacy liability expense Normalized high water cost at CMT l l l ~ SunCoke Energy"

2023 Domestic Coke Business Outlook

9

Domestic Coke Adj. EBITDA estimated to be $234M - $242M; Expect to run at full capacity with continued growth in foundry market

Domestic Coke Performance



(Coke Sales, Kt)
$243.4M
$263.4M
$234M - $242M
4,183
4,031
~4,000
FY 2021(1)
FY 2022(1)
FY 2023E(1)
Adj. EBITDA ($M)(2)

- Continue to operate coke fleet at full capacity
- ~3,600Kt contracted furnace coke tons
- Remaining ~650Kt equivalent furnace coke tons to be sold in foundry and export markets
- Majority of foundry coke sales finalized for 2023 with continued year-over-year volume growth
- Q1 export coke sales finalized
- Lower price realization assumption on export sales driven by market conditions

(1) FY 2021-2022 and FY 2023E estimated Domestic Coke sales includes coke produced for export and foundry sales
(2) See appendix for a definition and reconciliation of Adjusted EBITDA

SunCoke Energy

102023 Logistics Business Outlook Logistics Adjusted EBITDA estimated to be $47M - $50M; Anticipate similar volumes at CMT year-over-year Logistics Performance 9,750 10,023 10,183 12,268 $43.5M $49.7M FY 2021 FY 2022 $47M - $50M ~12,000 ~10,000 FY 2023E 19,933 22,291 ~22,000 2023 outlook based on current expectations for thermal coal export volumes and pricing • Expect CMT volumes to be relatively flat year-over-year • Anticipate CMT to handle ~5.7Mt coal for export and ~4.3Mt other products • Similar to 2021, 2022 was an unusual year with no high-water cost; 2023 assumed to be a more normalized year (1) (1) See appendix for a definition and reconciliation of Adjusted EBITDA (Tons Handled, Kt) Logistics Adj. EBITDA ($M) Logistics (ex. CMT) CMT • • • □ • ~ . SunCoke Energy

2023 Guidance Summary

11

Expect 2023 Consolidated Adjusted EBITDA of $250M - $265M; 2023 Free Cash Flow of $105M - $120M

Metric	2022 Results	2023 Guidance
Adjusted EBITDA Consolidated[(1)]	$297.7M	$250M - $265M
Domestic Coke EBITDA	$263.4M	$234M - $242M
Logistics EBITDA	$49.7M	$47M - $50M
Domestic Coke Sales[(2)]	4.03M	~4M tons
Dom. Coke Adj. EBITDA/ton [(3)]	$65/ton	$59 - $61/ton
Total Capital Expenditures	$75.5M	~$95M[(4)]
Free Cash Flow [(5)]	$133.4M	$105M - $120M
Cash Taxes	$14.6M	$12M - $16M

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) Domestic coke sales for 2022 and 2023 estimate includes production for foundry and export sales
(3) Domestic Coke Adj. EBITDA/ton calculated as Domestic Coke EBITDA/Domestic Coke Sales
(4) Capital expenditure guidance excludes the impact of capitalized interest
(5) See appendix for a definition and reconciliation of Free Cash Flow (FCF)

Adjusted EBITDA to FCF Walk

	2022	2023E	
($ in millions except per share amounts)	Actuals	Low End	High End
Adjusted EBITDA [(1)]	**$298**	**$250**	**$265**
Cash interest	($30)	($28)	($26)
Cash taxes	($15)	($12)	($16)
Total capex	($76)	($95)	($95)
Transaction Costs	($2)	$0	$0
Working Capital changes	($43)	($10)	($8)
Free Cash Flow (FCF) [(2)]	**$133**	**$105**	**$120**
SXC Shares Outstanding on 12/31/22	83.4	83.4	83.4
FCF/Share	**$1.60**	**$1.26**	**$1.44**

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) See appendix for a definition and reconciliation of Free Cash Flow (FCF)

SunCoke Energy®

12 • Execute on foundry expansion project • Continue to grow foundry market participation and strengthen customer relationships for long-term success Build on the Commercial Success of Foundry Business 2023 Key Initiatives • $250M - $265M Adjusted EBITDA Achieve 2023 Financial Objectives Continued Safety and Environmental Excellence • Continue to deliver strong safety and environmental performance • Successfully execute on operational and capital plan • Support full capacity utilization of cokemaking assets Deliver Operational Excellence and Optimize Asset Utilization • Continue to pursue balanced capital allocation including growth opportunities, deleveraging, and returning capital to shareholders Execute on Well-Established Capital Allocation Priorities ~ SunCoke Energy"

APPENDIX

14 Domestic Coke Performance Domestic Coke Business Summary 136 111 132 122 116 309 296 295 306 311 275 258 270 277 267 169 158 170 172 173 142 152 131 151 156 1,031 $46.5M 997 $53.4M Q3 ’22 $76.6M 1,023 $64.3M 1,028 Q1 ’22Q4 ’21 $76.0M Q2 ’22 Q4 ’22 975 Granite CityAdjusted EBITDA HaverhillMiddletown Indiana Harbor Jewell Sales Tons (Coke Production, Kt) (1) See appendix for a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton 1,007K1,026K FY '22 Domestic Coke Adjusted EBITDA above the revised guidance range driven by high contribution margins on export coke sales 962K (1) 1,022K 566 480 460 1,217 1,209 1,200 1,104 1,072 1,100 680 673 680 595 590 560 4,162 FY ’22FY ’21 $243.4M FY ’23E $263.4M $234M - $242M 4,023 4,000 1,040K 4,183K 4,031K ~4,000K □ □ • • • ~ SunCoke Energy"

15 $9.6M $12.6M $12.5M $12.9M $11.7M Logistics Business Summary 1,965 2,261 2,619 2,563 2,579 2,625 2,974 3,190 3,158 2,946 Q3 ’22Q1 ’22 Q4 ’22Q2 ’22Q4 ’21 4,589 5,809 5,236 5,721 5,525 Logistics (ex. CMT) CMT (coal, bulk products, liquids) (Tons Handled, Kt) (1) See appendix for a definition and reconciliation of Adjusted EBITDA. FY '22 Logistics Adjusted EBITDA strong results driven by strong volume/price as well as minimal high water costs at CMT Logistics Performance Total Logistics Adj. EBITDA ($M) 9,750 10,023 10,183 12,268 ~12,000 FY ’21 $43.5M 22,291 $49.7M FY ’22 FY ’23E ~22,000 $47M - $50M ~10,000 19,933 (1) • • • • • • • □ • ~ SunCoke Energy"

16 NON-GAAP FINANCIAL MEASURES In order to assist readers in understanding the core operating results that our management uses to evaluate the business, we describe our non- GAAP measures referenced in this presentation below. In addition to U.S. GAAP measures, this presentation contains certain non-GAAP financial measures. These non-GAAP financial measures should not be considered as alternatives to the measures derived in accordance with U.S. GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. Additionally, other companies may calculate non-GAAP metrics differently than we do, thereby limiting their usefulness as a comparative measure. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other U.S. GAAP-based financial performance measures, including revenues and net income. Reconciliations to the most comparable GAAP financial measures are included at the end of this Appendix. DEFINITIONS Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted for any impairments, restructuring costs, gains or losses on extinguishment of debt, and/or transaction costs ("Adjusted EBITDA"). EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure in assessing operating performance. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income, or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA attributable to SXC represents Adjusted EBITDA less Adjusted EBITDA attributable to non-controlling interests. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. Free Cash Flow (FCF) represents operating cash flow adjusted for capital expenditures. Management believes FCF is an important measure of liquidity. FCF is not a measure calculated in accordance with GAAP, and it should not be considered a substitute for operating cash flow or any other measure of financial performance presented in accordance with GAAP. ~ SunCoke Energy<

17Coke Facility Capacity and Contract Duration/Volume (1) Capacity represents blast furnace equivalent production capacity (2) Represents production capacity for blast-furnace sized coke, however, customer takes all on a “run of oven” basis, which represents >600k tons per year. Facility Capacity (1) Customer Contract Expiry Contract Volume Middletown 550 Kt (2) Cliffs Steel Dec. 2032 Capacity Haverhill II 550 Kt Cliffs Steel June 2025 Capacity Granite City 650 Kt US Steel Dec. 2024 Capacity Indiana Harbor 1,220 Kt Cliffs Steel Oct. 2023 Capacity Haverhill I/JWO 1,270Kt Cliffs Steel Algoma Steel Dec. 2025 Dec. 2026 400 Kt 150 Kt ~ SunCoke Energy"

18Balance Sheet & Debt Metrics 2023 2024 2025 2026 2027 2028 2029 Consolidated Total Sr. Notes -$ -$ -$ -$ -$ -$ 500.0$ 500.0$ Sale Leaseback 3.3 5.5 - - - - - 8.8 Revolver - - - 35.0 - - - 35.0 Total 3.3$ 5.5$ -$ 35.0$ -$ -$ 500.0$ 543.8$ As of 12/31/2022 ($ in millions) As of 12/31/2022 As of 12/31/2021 Cash 90$ 64$ Available Revolver Capacity 315$ 229$ Total Liquidity 405$ 293$ Gross Debt (Long and Short-term) 544$ 627$ Net Debt (Total Debt less Cash) 454$ 563$ LTM Adj. EBITDA 298$ 275$ Gross Debt / LTM Adj. EBITDA 1.83x 2.28x Net Debt / LTM Adj. EBITDA 1.52x 2.05x ~ SunCoke Energy"

192023 Guidance Reconciliation (1) Reflects non-controlling interest in Indiana Harbor Free Cash Flow Reconciliation ($ in millions) Low High Net Income $59 $76 Depreciation and amortization expense 136 132 Interest expense, net 31 29 Income tax expense 24 28 Adjusted EBITDA (Consolidated) $250 $265 Adjusted EBITDA attributable to noncontrolling interest(1) (9) (9) Adjusted EBITDA attributable to SXC $241 $256 2022 ($ in millions) Actuals Low High Operating Cash Flow $209 $200 $215 Capital Expenditures (76) (95) (95) Free Cash Flow (FCF) $133 $105 $120 2023E ~ SunCoke Energy"

20SXC FCF/Share Reconciliation Low End High End Net Income $59 $76 Depreciation and amortization expense 136 132 Interest expense, net 31 29 Income tax expense 24 28 Adjusted EBITDA $250 $265 Cash interest (28) (26) Cash taxes (12) (16) Total capex (95) (95) Working capital changes (10) (8) Free Cash Flow (FCF) $105 $120 SXC Shares Outstanding on 12/31/22 83.4 83.4 FCF/Share $1.26 $1.44 ($ in millions except per share amounts) 2023E ~ SunCoke Energy"

21Reconciliation to Adjusted EBITDA and Adjusted EBITDA attributable to SXC (1) Reflects non-controlling interest in Indiana Harbor (2) Costs incurred as part of the granulated pig iron project with U.S. Steel ($ in millions) Q4 '21 FY '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 FY '22 Net income (loss) attributable to SunCoke Energy, Inc. 12.7$ 43.4$ 29.5$ 18.0$ 41.4$ 11.8$ 100.7$ Net income attributable to noncontrolling interests 1.3 5.4 1.1 1.0 1.1 1.0 4.2 Net Income (loss) 14.0$ 48.8$ 30.6$ 19.0$ 42.5$ 12.8$ 104.9$ Depreciation and amortization expense 34.9 133.9 35.2 35.8 35.7 35.8 142.5 (Gain) Loss on extinguishment of debt, net - 31.9 - - - - - Interest expense, net 7.7 42.5 8.0 8.3 8.0 7.7 32.0 Income tax expense (benefit) 6.3 18.3 10.0 7.2 (2.9) 2.5 16.8 Transaction costs (2) - - - 1.0 0.4 0.1 1.5 Adjusted EBITDA 62.9$ 275.4$ 83.8$ 71.3$ 83.7$ 58.9$ 297.7$ Adjusted EBITDA attributable to noncontrolling interest(1) (2.3) (9.3) (2.1) (2.0) (2.1) (2.2) (8.4) Adjusted EBITDA attributable to SXC 60.6$ 266.1$ 81.7$ 69.3$ 81.6$ 56.7$ 289.3$ ~ SunCoke Energy"

Adjusted EBITDA and Adjusted EBITDA per ton

22

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton					
($ in millions, except per ton data)	Domestic Coke	Brazil Coke	Logistics	Corporate and Other[(1)]	Consolidated
FY 2022					
Adjusted EBITDA	$263.4	$14.5	$49.7	($29.9)	**$297.7**
Sales Volume (thousands of tons)	4,031	1,585	22,291		
Adjusted EBITDA per Ton	**$65.34**	**$9.15**	**$2.23**		
Q4 2022					
Adjusted EBITDA	$46.5	$3.1	$11.7	($2.4)	**$58.9**
Sales Volume (thousands of tons)	1,040	377	5,525		
Adjusted EBITDA per Ton	**$44.71**	**$8.22**	**$2.12**		
Q3 2022					
Adjusted EBITDA	$76.6	$3.3	$12.9	($9.1)	**$83.7**
Sales Volume (thousands of tons)	1,022	382	5,721		
Adjusted EBITDA per Ton	**$74.95**	**$8.60**	**$2.26**		
Q2 2022					
Adjusted EBITDA	$64.3	$3.9	$12.5	($9.4)	**$71.3**
Sales Volume (thousands of tons)	1,007	406	5,809		
Adjusted EBITDA per Ton	**$63.85**	**$9.59**	**$2.15**		
Q1 2022					
Adjusted EBITDA	$76.0	$4.2	$12.6	($9.0)	**$83.8**
Sales Volume (thousands of tons)	962	419	5,236		
Adjusted EBITDA per Ton	**$79.00**	**$10.12**	**$2.41**		
FY 2021					
Adjusted EBITDA	$243.4	$17.2	$43.5	($28.7)	**$275.4**
Sales Volume (thousands of tons)	4,183	1,685	19,933		
Adjusted EBITDA per Ton	**$58.19**	**$10.21**	**$2.18**		
Q4 2021					
Adjusted EBITDA	$53.4	$4.2	$9.6	($4.3)	**$62.9**
Sales Volume (thousands of tons)	1,026	417	4,589		
Adjusted EBITDA per Ton	**$52.05**	**$10.07**	**$2.09**		

(1) Corporate and Other includes the results of our legacy coal mining business.

SunCoke Energy®